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                                                             EXHIBIT (10)(a)

                         INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Shareholders of Mutual of America Institutional Funds, Inc.:

We consent to the use of our report dated February 24, 2004 with respect to Mutual of America Institutional Funds, Inc. (comprised of: All America Fund, Equity Index Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Bond Fund and Money Market Fund), incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.

/s/ KPMG LLP
New York, NY
April 26, 2004